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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

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         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 30, 1998
                        COMMISSION FILE NUMBER 000-24385

                             SCHOOL SPECIALTY, INC.

                           (Exact name of registrant)

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
               DELAWARE                               39-0971239
       (State of organization)             (I.R.S. Employer Identification
                                                       Number)
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                 1000 NORTH BLUEMOUND DRIVE, APPLETON, WI 54914

             (Address of principal executive offices and zip code)

                                 (920) 734-2756

                        (Registrant's telephone Number)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

    As previously reported, School Specialty, Inc. (the "Company") acquired on June 30, 1998 substantially all of the assets of Hammond & Stephens Company ("Hammond & Stephens") and acquired on August 17, 1998 all of the common stock of Beckley-Cardy, Inc. ("Beckley-Cardy"). This amendment to report on Form 8-K is filed to include the financial statements listed in Item 7 relating to those acquisitions.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

    (a) Financial Statements. The following financial statements are filed as exhibits to this amendment to Report on Form 8-K and such exhibits are incorporated herein by reference.

        (1) Financial statements of Hammond & Stephens Company as of and for the year ended October 31, 1997 and as of and for the six months ended April 30, 1998 and 1997 (unaudited). (Exhibit 99.1)

        (2) Financial statements of The National School Supply Company and Subsidiaries as of and for the year ended March 31, 1998 and as of and for the three months ended June 30, 1998 and 1997 (unaudited). (Exhibit 99.2)

    (b) Pro forma financial information. An unaudited pro forma balance sheet of the Company as of July 25, 1998 reflecting the acquisition of Beckley-Cardy as though that acquisition occurred on July 25, 1998, and unaudited pro forma combined statements of income for the twelve months ended April 25, 1998 and for the three months ended July 25, 1998 reflecting the acquisitions of Hammond & Stephens and Beckley-Cardy and certain other transactions as if they occurred at the beginning of each period are set forth in exhibit 99.3 and such exhibits are incorporated herein by reference.

    (c) The following exhibits are filed with this report:

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
EXHIBIT NO.                                                 DESCRIPTION
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

       99.1    Financial statements of Hammond & Stephens Company as of and for the year ended October 31, 1997 and as of April 30, 1998 (unaudited) and for the six months ended April 30, 1998 and 1997 (unaudited).
               (Exhibit 99.1)

       99.2    Financial statements of The National School Supply Company and Subsidiaries as of and for the year ended March 31, 1998 and as of June 30, 1998 (unaudited) and for the three months ended June 30, 1998 and 1997 (unaudited). (Exhibit 99.2)

       99.3    Pro Forma Combined Financial Statements of School Specialty, Inc. (unaudited)
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                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

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
                                SCHOOL SPECIALTY, INC.

                                By:           /s/ DONALD J. NOSKOWIAK
                                     -----------------------------------------
                                                Donald J. Noskowiak
                                              CHIEF FINANCIAL OFFICER
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Dated: September 14, 1998